                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: October 15, 1999

                    CHASE MANHATTAN MARINE OWNER TRUST 1997-A
                    -----------------------------------------
                             (Issuer of Securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                             (Sponsor of the Trust)
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        United States                   333-32737                 22-2382028
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


           802 Delaware Avenue, Wilmington, Delaware           19801
           -----------------------------------------         ----------
           (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (302) 575-5033
                                                    --------------

                            THE CHASE MANHATTAN BANK
                             (Sponsor of the Trust)
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          New York                       333-32737               13-4994650
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


          270 Park Avenue, New York, New York                10017
       ----------------------------------------            ---------
       (Address of principal executive offices)            Zip Code)


Registrant's telephone number, including area code: (212) 270-6000
                                                    --------------


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Item 5. Other Events:

     Chase Manhattan Marine Owner Trust 1997-A is the issuer of 8 classes of Asset Backed Notes of Asset Backed Certificates. The notes are serviced in accordance with the Sale and Servicing Agreement, dated as of October 1, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as a seller, The Chase Manhattan Bank, as seller, and The CIT Group/Sales Financing, Inc., as servicer.

     On October 15, 1999, CIT as servicer, distributed monthly interest to the holders of the notes. CIT furnished copies of the monthly reports for each of those series as required by the Sale and Servicing Agreement. Copies of those monthly reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c). Exhibits

           Exhibits        Description
           --------        -----------

             20.1 Monthly Report with respect to the October 15, 1999 distribution


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 29, 1999

                                       THE CIT GROUP/SALES FINANCING, INC.,
                                       as Servicer



                                       By: /s/ Frank J. Madeira
                                           --------------------------------
                                           Name:  Frank J. Madeira
                                           Title: Vice President


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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                 Description
-----------                 -----------
   20.1                     Monthly Report with respect to the October 15, 1999
                            distribution